Exhibit 6.1
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS THAT I, Charles R. Schwab, a director of Charles Schwab & Co., Inc., a Delaware corporation, hereby constitute and appoint William J. Klipp, Frances Cole, Jim White or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Charles Schwab & Co., Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned director of Charles Schwab & Co., Inc. has hereunto set his hand this 7th day of July 1997.


                                                 /s/ CHARLES R. SCHWAB
                                                 Charles R. Schwab
                                                 Director

                  On this 7th day of July 1997 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                                 /s/ ELIZABETH F. CASERZA
                                                     Notary Public

                                                 Elizabeth F. Caserza
                                                 Comm. #1023588
                                                 Notary Public - California
                                                 San Francisco County
                                                 My Comm. Expires April 17, 1998

612030.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS THAT I, David Pottruck, a director and Chief Executive Officer of Charles Schwab & Co., Inc., a Delaware corporation, hereby constitute and appoint William J. Klipp, Frances Cole, Jim White or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Charles Schwab & Co., Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned director of Charles Schwab & Co., Inc. has hereunto set his hand this 2nd day of July 1997.

                                                /s/ DAVID POTTRUCK
                                                David Pottruck
                                                Director and
                                                Chief Executive Officer

                  On this 2nd day of July 1997 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                                /s/ ELIZABETH F. CASERZA
                                                Notary Public

                                                Elizabeth F. Caserza
                                                Comm. #1023588
                                                Notary Public - California
                                                San Francisco County
                                                My Comm. Expires April 17, 1998

612030.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS THAT I, Steven Scheid, a director and Chief Financial Officer of Charles Schwab & Co., Inc., a Delaware corporation, hereby constitute and appoint William J. Klipp, Frances Cole, Jim White or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Charles Schwab & Co., Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned director of Charles Schwab & Co., Inc. has hereunto set his hand this 2nd day of July 1997.

                                                     /s/ STEVEN SCHEID
                                                     Steven Scheid
                                                     Director and
                                                     Chief Financial Officer

                  On this 2nd day of July 1997 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                                /s/ ELIZABETH F. CASERZA
                                                Notary Public

                                                Elizabeth F. Caserza
                                                Comm. #1023588
                                                Notary Public - California
                                                San Francisco County
                                                My Comm. Expires April 17, 1998

612030.1